U.S. GLOBAL ACCOLADE FUNDS



                                 MEGATRENDS FUND



                       SUPPLEMENT DATED FEBRUARY 28, 2002,
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2002



PAGE 1 - INVESTMENT OBJECTIVES. In the second paragraph, delete the second sentence, and substitute the following:

         The sub-adviser for the fund is Leeb Capital Management, Inc. (Sub-Adviser).